Borrowings - Principal Payments (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
BORROWINGS [Abstract]
2021(including total accrued interest of $852 of NSM Loan & $50.0 million NSM Loan)	$ 380,308
2022	592,231
2023	50,346
2024	46,683
2025	507,925
2026 and thereafter	35,225
Total	$ 1,612,718	$ 1,581,756